UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2006

Santa Lucia Bancorp
(Exact name of Registrant as specified in its charter)

California	000-51901	35-2267934
(State or other jurisdiction	(File number)	(I.R.S. Employer
of incorporation)		Identification No.)

7480 El Camino Real, Atascadero, CA		93422
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code   (805) 466-7087

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION  8 – OTHER EVENTS

Item 8.01       Other Events.

On October 28, 2006, at a special meeting of the Board of Directors of Santa Lucia Bancorp, the Board adopted a resolution authorizing the repurchase of up to one million dollars ($1,000,000) worth of Company stock.

Please refer to the Press Release dated October 30, 2006 attached hereto and made a part hereof.

Section 9 – Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 30, 2006 announcing authorization of stock purchase plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2006	SANTA LUCIA BANCORP

	By:	/s/ LARRY H. PUTNAM
Larry H. Putnam
President & CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 30, 2006 announcing authorization of stock repurchase plan.